UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORGAN STANLEY INSTITUTIONAL FUND, INC.

on behalf of its
Active International Allocation Portfolio
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Active International Allocation Portfolio (the "Fund"), a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Company"), is to be held on December 8, 2017, at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, 3rd Floor, New York, NY 10036 at 9:00 a.m., Eastern Time.

The Meeting is being held for the following purposes:

1.  To change the Fund's investment objective.

2.  To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Only shareholders of record of the Fund at the close of business on October 10, 2017, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Fund or any adjournments or postponements thereof.

MARY E. MULLIN
Secretary

Dated: October 13, 2017

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 8, 2017:

The Proxy Statement for the Special Meeting of Shareholders is available on the Internet at the website address located on the enclosed Proxy Card.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

on behalf of its
Active International Allocation Portfolio
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD
December 8, 2017

This Proxy Statement is furnished by the Board of Directors (the "Board") of Morgan Stanley Institutional Fund, Inc. (the "Company"), in connection with the solicitation of Proxies by the Board for use at a Special Meeting of Shareholders of the Active International Allocation Portfolio (the "Fund") of the Company to be held on December 8, 2017 (the "Meeting") at 522 Fifth Avenue, 3rd Floor, New York, NY 10036. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card will first be mailed to shareholders of the Fund (the "Shareholders") on or about October 18, 2017. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.

If the enclosed form of proxy for the Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares of common stock with respect to the Fund (collectively, the "Shares") represented by it in accordance with the instructions marked thereon. Properly executed but unmarked proxies submitted by Shareholders will be voted FOR the Proposal. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted) or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. In order to revoke a proxy in person at the Meeting, Shareholders must either submit a subsequent proxy or vote in person and request that their proxy be revoked. Shareholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meeting must obtain a legal proxy from their broker and present it at the Meeting to the inspector of elections.

The Board has fixed the close of business on October 10, 2017 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. On that date, the Fund had 15,788,466.51 Shares outstanding and entitled to vote.

The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors and officers of the Company or officers and regular employees of Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), the investment adviser and the administrator for the Fund, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. In addition, the Fund may employ Computershare Inc. (operating through its Computershare Fund Services division), a Delaware Corporation ("CFS"), as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. The transfer agent services for the Fund are currently provided by Boston Financial Data Services, Inc.

Shareholders will be able to authorize proxies to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Proxy Statement. The Internet procedures are designed to authenticate a Shareholder's identity to allow Shareholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Shareholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

In certain instances, CFS may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Shareholder. In the event that CFS is retained as proxy solicitor, CFS will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, at an estimated cost of $137,000, which would be borne by the Fund. Any additional expenses incurred by CFS with respect to the Fund will be paid by the Fund.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2016 and its semiannual report for the six-month period ended June 30, 2017 to any Shareholder of the Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the Fund at Morgan Stanley Institutional Fund, Inc. c/o Boston Financial Data Services, Inc. P.O. Box 219804 Kansas City, MO 64121-9804, by calling toll-free (800) 548-7786 or by visiting the Adviser's Internet website at www.morganstanley.com/im.

MSIM serves as the Fund's administrator and Adviser. The business address of MSIM is 522 Fifth Avenue, New York, NY 10036. State Street Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

Only one Proxy Statement will be delivered to multiple Shareholders sharing an address, unless the Fund has received contrary instructions. The Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Shareholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Fund that a Shareholder wishes to receive separate copies in the future, should be made in writing to the Fund at Morgan Stanley Institutional Fund, Inc. c/o Boston Financial Data Services, Inc. P.O. Box 219804 Kansas City, MO 64121-9804 or by calling toll-free (800) 548-7786. Multiple Shareholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 548-7786.

At a meeting held on September 27-28, 2017, the Board of the Company determined that it was in the best interests of the Fund to approve the Proposal. After careful consideration, the Board approved the submission of the Proposal to Shareholders for their approval.

The Board of Directors of the Company unanimously recommends that you cast your vote "For" the Proposal to change the Fund's investment objective as set forth in this Proxy Statement.

Your vote is important. Please return your Proxy Card promptly no matter how many Shares you own.

PROPOSAL

TO CHANGE THE FUND'S INVESTMENT OBJECTIVE

The Board of the Company, at a Meeting held on September 27-28, 2017, approved amendments to the Fund's investment objective and strategies subject to Shareholder approval. The Fund's portfolio management team seeks to transition from a top-down benchmark oriented process (i.e., a process that has maintained an awareness of the Fund's primary benchmark, the MSCI All Country World ex USA Index, and the Fund's positioning relative to it) to a high-conviction proprietary top-down framework that selects country weightings and implements macro views through equity positions in sectors, industries, customized baskets and/or individual stocks. Specifically, the proposed investment process would result in the Fund becoming a more active, non-benchmark oriented strategy while retaining the portfolio management team's macroeconomic focus.

In connection with the proposed investment strategy changes, the Board approved various changes to the Fund, including (i) changing the Fund's investment objective and (ii) changing the Fund's principal investment strategies, each as described below. Because a change to the Fund's investment objective requires Shareholder approval, the Board approved these changes subject to receiving Shareholder approval of the change in investment objective.

The Investment Company Act requires a registered investment company, including the Company and the Fund, to have certain specific investment policies that can be changed only with Shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a Shareholder vote. Both types of policies are often referred to as "fundamental" policies. In this case, the Fund's investment objective has been designated a fundamental policy and any change to the investment objective requires Shareholder approval. As a result, the Board of the Company is asking Shareholders to approve a change in the Fund's investment objective to permit the Fund to take advantage of the portfolio management team's high-conviction proprietary topdown framework that selects country weightings and implements macro views through equity positions in sectors, industries, customized baskets and/or individual stocks. This change will be supported by changes to the Fund's investment strategies and other changes discussed below.

Both Management and the Board believe this change in the Fund's investment objective is in the best interests of the Fund and its Shareholders. In particular, Management and the Board considered that distribution efforts of the Fund would be bolstered by transitioning to a high conviction and non-benchmark oriented diversifying strategy, based upon industry data, external consultants and prospective investors, that would differentiate the Fund from passive products aligned with benchmark indices. The revisions to the Fund's investment strategy may result in higher alpha potential, which is the measurement of the Fund's excess return to its benchmark index. The portfolio management team believes that by repositioning the Fund to capture the growing demand for products with such alpha potential, which may offer the potential for greater performance and distribution efforts, could lead to additional economies of scale and reduced operating expenses for Shareholders, in addition to a stronger return profile.

Current investment objective: The Fund "seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the "Adviser," Morgan Stanley Investment Management Inc., and/or the Sub-Adviser, Morgan Stanley Investment Management Company ("MSIM Company"), in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices."

Proposed investment objective: The Fund "seeks long-term capital appreciation."

The change in the Fund's investment objective (and accompanying strategy changes) will allow the Fund to continue to be macro focused while shifting to a high-conviction proprietary top-down framework that selects country weightings and implements macro views through equity positions in sectors, industries, customized baskets and/or individual stocks.

The Fund's portfolio turnover is expected to be approximately 50% over a 3-6 month period as a result of the strategy rebalance. In connection with the anticipated portfolio turnover, trading costs are expected to be de minimis and will be borne by the Fund as the strategy changes are recommended to enhance the return profile and distribution efforts of the Fund. The Adviser does not anticipate adverse tax consequences as a result of the Fund's portfolio turnover due to the Fund's estimated capital gains and/or losses and current capital loss carryforwards. Associated proxy costs of the proposal will be effectively reimbursed to the Fund by the Adviser through management fee waivers due to the current assets under management of the Fund and current total expense caps in place.

To support the proposed change in the Fund's investment objective, Management has proposed and the Board has approved all of the other changes described below. While these other changes do not require Shareholder approval, the implementation of these other changes is subject to Shareholder approval of the change in the Fund's investment objective.

Revisions to Investment Strategies and Related Risks. The Board has approved changes to the Fund's principal investment strategies. The Fund will seek to achieve its new investment objective by actively selecting among developed and emerging countries applying its investment process to determine a country's future economic growth and equity return potential. The Adviser and/or the Sub-Adviser utilize a proprietary top-down framework to quantitatively and qualitatively rank countries relative to one another and relative to their own history. The Adviser's and/or the Sub-Adviser's approach combines a top-down country process with sector allocation and bottom-up stock selection.

The Adviser and/or the Sub-Adviser analyze the global economic environment and each country's fundamentals and actively allocate the Fund's assets among countries and sectors located throughout the world (the investment universe is developed markets, including the United States, and emerging markets, including frontier markets). The foregoing revisions to the Fund's investment strategies may also result in the Fund being exposed to additional risks associated with its investments in securities of issuers operating in frontier emerging markets. The term "frontier emerging markets" refers to those emerging market countries outside the "mainstream" emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. The countries that comprise frontier emerging markets may change from time to time. Investing in the securities of issuers operating in frontier emerging markets may involve a heightened degree of risk. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or nonrenewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic developments which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations.

Investment decisions may be implemented through sector, industry and stock-specific allocations within and across markets that best capture the top-down view. Country and sector weightings are based on relative economic, political and social fundamentals, stock valuations and investor sentiment and are a function of the Adviser's and/or the Sub-Adviser's conviction levels, the size of the economy and liquidity. The investment process considers analysis of sustainability with respect to financial strength, environmental and social factors and governance (also referred to as ESG).

Investments are based on fundamental analysis in an effort to identify those equities that stand to benefit most from the Adviser's and/or the Sub-Adviser's current and prospective macro views and that are likely to experience attractive earnings growth prospects as a result of exposure and gearing to those top-down conditions. Investment decisions are implemented by equity positions in sectors, industries, customized baskets and/or individual stocks. The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants. The Adviser and/or the Sub-Adviser generally consider selling a portfolio holding when they determine that the position no longer satisfies their investment criteria.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

For the foregoing reasons, the Board recommends that you vote "FOR" the Proposal to change the Fund's investment objective.

REQUIRED VOTE

Approval of the Proposal requires the approval of the holders of a "majority of the outstanding voting securities" of the Fund, which under the Investment Company Act of 1940, as amended (the "Investment Company Act") means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. The Board has considered various factors and believes that approval of the Proposal is in the best interests of the Fund and its Shareholders. If the Proposal is not approved by the Shareholders, the Fund's current investment objective will remain in effect.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of October 10, 2017, the Directors and officers of the Company, as a group, owned less than 1% of any Class of the outstanding common stock of the Fund.

As of October 10, 2017, the following persons or entities owned, of record or beneficially, more than 5% of the shares of any Class of the Fund's outstanding shares:

Class I	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	63.77%
Class A	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	19.48%

As of October 10, 2017, no person was known by the Company to own beneficially or of record 5% or more of the outstanding Class C or Class L shares of the Fund.

ADDITIONAL INFORMATION

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund. In the event that the necessary quorum to transact business or the vote required to approve or reject the Proposal for the Fund is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's Shares present in person or by proxy at the Meeting. In the event a quorum is present at the Meeting but sufficient votes to approve the Proposal is not received, Proxies would be voted in favor of one or more adjournments of the Meeting with respect to the Proposal to permit further solicitation of Proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interests of Shareholders. Pursuant to the Fund's bylaws, the chairman of the Meeting or an officer of the Fund has the power to adjourn the Meeting from time to time.

SHAREHOLDER PROPOSALS

The Company does not hold regular annual meetings of Shareholders. As a general matter, the Company does not intend to hold future regular annual or special meetings of its Shareholders unless required by the Investment Company Act. Any Shareholder who wishes to submit proposals for consideration at a meeting of Shareholders of the Fund should send such proposal to the Company, c/o Morgan Stanley Investment Management Inc., 522 Fifth Avenue, Legal Department—19th Floor, New York, New York 10036. To be considered for presentation at a Shareholder meeting, rules promulgated by the SEC require that, among other things, a Shareholder's proposal must be received at the offices of the Company a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

MARY E. MULLIN
Secretary

Dated: October 13, 2017

Shareholders of the Fund who do not expect to be present at the Meeting and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card and returning it in the enclosed envelope. No postage is required if mailed in the United States.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 522 Fifth Avenue 3rd Floor New York, NY 10036 on December 8, 2017

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INSTITUTIONAL FUND, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 8, 2017

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Institutional Fund, Inc.

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Portfolio held of record by the undersigned on October 10, 2017 at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, 3rd Floor, New York, NY 10036, on December 8, 2017 at 9:00 a.m., Eastern Time, and at any adjournments or postponements thereof.  The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

MSI_29292_091917

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on December 8, 2017.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-29292

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

	Proposal	THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

		FOR	AGAINST	ABSTAIN
1.	To change the Fund's investment objective.	☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

608999900109999999999

xxxxxxxxxxxxxx	MSI_29292	M xxxxxxxx

MORGAN STANLEY INSTITUTIONAL FUND, INC. SPECIAL MEETING FOR HOLDERS AS OF 10/10/17 TO BE HELD ON 12/8/17 Your vote is important. Thank you for voting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E33519-S64077 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Proxy Statement ! PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON For Against Abstain The Board of Directors recommends you vote FOR the following proposal: ! ! ! 1. To change the Fund’s investment objective. 2. To consider and act upon any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. Signature [PLEASE SIGN WITHIN BOX] Date Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date. Vote by Internet: www.proxyvote.com Vote by Phone: 1-800-454-8683 Vote by Mail: Use the envelope enclosed